SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                    Pelican Properties, International Corp.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                PROXY STATEMENT



                              PELICAN PROPERTIES,

                              INTERNATIONAL CORP.

                                      2001

                    PELICAN PROPERTIES, INTERNATIONAL CORP.
                                 2 Fenwick Road
                                   Suite 100
                          Fort Monroe, Virginia 23651


Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Pelican Properties, International Corp. The Annual Meeting will be held at the Ramada Plaza City Center Hotel, 1200 Market Street, Wheeling West Virginia, 26003 on Thursday, January 17, 2002, at 9:00 am, and thereafter as it may from time to time be adjourned or postponed.

         Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

         Your vote is important. Whether or not you attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you decide to attend the Annual Meeting, you may vote in person.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

         We look forward to seeing you at the Annual Meeting.

                                              Sincerely,



                                              C. John Knorr, Jr.
                                              Chairman of the Board

                    PELICAN PROPERTIES, INTERNATIONAL CORP.

                                   NOTICE OF
                       2001 ANNUAL MEETING OF SHARHOLDERS
                                      AND
                                PROXY STATEMENT

                     Date: January 17, 2002
                     Time: 9:00 am
                     Place: Ramada Plaza City Center Hotel
                     1200 Market Street
                     Wheeling, West Virginia 26003

Dear Shareholders:

         At our Annual Meeting, we will ask you to:

         o   Elect three directors to the Board of Directors; and
         o Transact any other business that may properly be presented at the Annual Meeting.

                                  RECORD DATE

         If you were a shareholder of record at the close of business December 28, 2001, you are entitled to notice of and to vote at the Annual Meeting and any adjournment of postponement thereof. A list of Shareholders entitled to vote at the meeting will be available during business hours for ten days prior to the Annual Meeting at our offices, 2 Fenwick Road, Suite 100, Fort Monroe, Virginia, 23651, for examination by any shareholder for any purpose germane to the meeting.

                               PROOF OF OWNERSHIP

         Attendance at the Annual Meeting will be limited to shareholders of record or their authorized representative by proxy. If your shares are held through an intermediary, such as a bank or broker, you must present proof of your ownership of Pelican Properties shares at the Annual Meeting. Proof of ownership could include a proxy from the intermediary or a copy of your account statement, which confirms your beneficial ownership of Pelican shares.

                                        By order of the board of Directors,



                                        C. John Knorr, Jr.
                                        Chairman of the Board

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING ............................ 4
   Why Did You Send Me this Proxy Statement? ............................... 4
   How Many Votes Do I Have ................................................ 4
   How Do I Vote by Proxy? ................................................. 4
   May I Revoke My Proxy? .................................................. 5
   How Do I Vote In Person? ................................................ 5
   What Vote Is Required to Approve Each Proposal? ......................... 5
   Is Voting Confidential? ................................................. 6
   What Are the Costs of Soliciting the Proxies? ........................... 6
   How Can I Obtain an Annual Report on Form 10-KSB? ....................... 6
INFORMATION ABOUT PELICAN PROPERTIES, INTERNATIONAL CORP.
   COMMON STOCK OWNERSHIP .................................................. 6
How Much Stock is owned by Directors, Executive Officers and at
   Least 5% Shareholders? .................................................. 6-7
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS ......................... 8
   The Board of Directors; Committees of the Board ......................... 8
   How Do We Compensate Our Directors? ..................................... 8
   The Executive Officers .................................................. 8
   Did Directors, Executive Officers and Greater-Than-10% Shareholders
   Comply with Section 16(a) Beneficial Ownership Reporting in 2000? ....... 8
   How Do We Compensate Our Executive Officers ............................. 9
SUMMARY COMPENSATION TABLE ................................................. 9
OPTION GRANTS DURING FISCAL YEAR 2000 ...................................... 9
ARRANGEMENTS WITH OFFICERS AND DIRECTORS ................................... 9
   Proposal: Elect Three Directors ......................................... 10
OTHER MATTERS .............................................................. 11
INFORMATION ABOUT SHAREHOLDER PROPOSALS .................................... 11

                            PROXY STATEMENT FOR THE
                    PELICAN PROPERTIES, INTERNATIONAL CORP.
                      2001 ANNUAL MEETING OF SHAREHOLDERS

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why Did you Send Me this Proxy Statement?

         The Board of Directors of Pelican Properties, International Corp. sent you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the 2001 Annual Meeting of Shareholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         We will begin sending this Proxy Statement, the attached Notice of Annual Meeting, the enclosed proxy card and Pelican Properties Annual Report on Form 10-KSB, on or about January 3, 2002 to all Shareholders entitled to vote. Shareholders who owned Pelican common stock at the close of business on December 28, 2001 are entitled to vote. On this record date, there were 5,975,851 shares of Pelican common stock outstanding. Common stock is our only class of voting stock.

How Many Votes Do I Have?

         Each share of Pelican common stock that you own entitles you one vote. The proxy card enclosed herewith indicates the number of Pelican shares that you own.

How Do I Vote by Proxy?

         Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

         If you properly fill in your proxy card and send it to us in time to vote, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors, as follows:

         o        "FOR" the election of all three nominees for Director.

         If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement went to press, we knew of no matters, which needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Revoke My Proxy?

         If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

         o        You may send in another proxy with a later date;

         o You may notify Pelican Properties, International Corp. at 2 Fenwick Road, Suite 100, Hampton, VA 23651, in writing before the Annual Meeting that you have revoked your proxy; or

         o        You may vote in person at the Annual Meeting.

How Do I Vote In Person?

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on December 28, 2001, the record date for voting.

What Vote is Required to Approve Each Proposal?

Proposal:                  Elect Three Directors The three nominees for Director
                           who receive the most votes (a "plurality" as required by Florida law) will be elected. So, if you do not vote for a particular nominee, or you indicate
                           "withhold authority to vote" for a particular nominee on your proxy card, your vote will not count either
                           "for" or "against" the nominee.

                           A "broker non-vote" (i.e., when a broker does not have authority to vote on a specific issue) will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director.


Quorum; The Effect of      A majority of the outstanding shares of common Broker
Broker Non-Votes and       Non-Votes and stock will constitute a quorum. Your
Abstentions                broker is not Abstentions entitled to vote on a
                           proposal unless he/she receives instructions from you. If your broker does not vote your shares on a proposal, such broker non-votes will not count as shares present for purposes of determining the presence or absence of a quorum for the transaction of business and, thus, will have no legal effect on any other matter which may come before the Shareholders. Abstentions are counted for determining if a quorum is present, but because the affirmative vote of a majority of the votes cast is required to approve any other matter that may come before the Shareholders, abstentions will have no legal effect on whether a matter is approved.

Is Voting Confidential?

         As a matter of policy, proxies, ballots and voting tabulation that identify individual Shareholders are held confidential by Pelican. That information is available for examination only by the inspectors of election who are employees appointed to tabulate the votes. The identity of the vote of any Shareholder is not disclosed except as may be necessary to meet legal requirements.

What Are the Costs of Soliciting the Proxies?

         Pelican pays the cost of preparing, assembling and mailing this proxy-soliciting material. In addition to the use of the mail, proxies may be solicited personally, by telephone or telegraph by Pelican officers and employees without additional compensation. Pelican pays all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals. How Can I Obtain an Annual Report on Form 10-KSB?

         The 2000 Annual Report on Form 10-KSB was filed with the Securities and Exchange Commission on or about April 17, 2001. If you would like a copy, without charge, please write to:

         Pelican Properties, International Corp.
         2 Fenwick Road
         Suite 100
         Fort Monroe, VA 23651

           INFORMATION ABOUT PELICAN PROPERTIES, INTERNATIONAL CORP.
                             COMMON STOCK OWNERSHIP

How Much Stock is Owned By Directors, Executive Officers and At Least 5% Shareholders?

         The following table shows, as of December 28, 2001, (a) all persons we know to be "beneficial owners" of more then five percent of the outstanding common stock of Pelican, and (b) the common stock owned beneficially by Pelican directors and executive officers and all Executive Officers and Directors as a group. Each person has sole voting and sole investment power with respect to the shares shown, except as noted.
                                                            Shares beneficially
                                                                 owned (2)
                                                                 ---------
                  Name and Address (1)                        Number     Percent
                  --------------------                        ------     -------

C. John Knorr, Jr. (3) .................................    1,018,917     17.1%
Clara Road Investments, Inc ...........................       666,666     11.2%
Thomas L. Callahan (4) .................................      675,434     11.3%
Linda Brauer (5) .......................................      350,698      5.9%
Gregory Lange (6).......................................      323,000      5.4%
All Director and Executive Officers as a Group .........    1,018,917     17.1%

------------
(1) Unless otherwise stated, the address for all persons listed above is 2 Fenwick Road, Suite 100, Fort Monroe, Virginia 23651.

(2) "Beneficial ownership" is a technical term broadly defined by the Securities Commission to mean more than ownership in the usual sense. For example, you "beneficially" own Pelican common stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or contract or understanding) have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days. The percent of shares beneficially owned as of December 28, 2001 was calculated based upon shares owned by the holder plus shares the holder has the right to beneficially acquire within sixty (60) days. There were 5,975,851 shares of common stock issued and outstanding on December 28, 2001.

(3) Mr. Knorr's address is P.O Box 500466, Marathon, FL 33050. This amount includes 107,256 shares of common stock held by Infinity Investments Group, Inc., the former general partner of Sunshine Key Associates Limited Partnership, a Florida limited partnership of which, until May 29,1998, Pelican owned a 99% interest.

(4)      Mr. Callahan's address is 1001 Oystercove Drive, Grasonville, Maryland
         21638.

(5)      Ms. Brauer's address is 11308 Bedfordshire Avenue, Potomac, Maryland
         20854.

(6)      Mr. Lange's address is 3633 E. Morning Side Lane, Doraville, Georgia,
         30340.

               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors; Committees of the Board

         The Board of Directors oversees the business and affairs of Pelican and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman of the Board, other key executives and our principal external advisors (legal counsel, outside auditors and other consultants), by reading reports and other materials that we send to them and by participating in meetings.

         The Board met four times during fiscal year 2000 and took action by written consent five times. There are no temporary or permanent committees of the Board of Directors.

How Do We Compensate Our Directors?

Meeting Fees               Commencing with this 2001 Annual Meeting, we
Expenses                   compensate Directors who are not employees of Pelican
                           or our subsidiaries with a fee of $500 for each Board meeting. We reimburse all directors for travel and other related expenses incurred in attending
                           Shareholder and Board meetings. We do not compensate our employees or employees of our subsidiaries for service as a director. We do, however, reimburse them for travel and other related expenses.

Stock Awards               We do not currently grant directors of Pelican the
                           right to participate in any of our stock option plans, but do encourage all non-employee directors to purchase shares of common stock on the open market as they wish.

The Executive Officers

         The biographies of Pelican's current executive officers, are included below under "Proposal: Elect Three Directors."

Did Directors, Executive Officers and Greater-Than 10% Shareholders Comply with
Section 16 (a) Beneficial Ownership Reporting in 2000?

         Section 16(a) of the Securities Exchange Act of 1934 requires our Directors, Executive Officers and greater-than-10% Shareholders to file reports with the Securities and Exchange Commission on changes in their beneficial ownership of Pelican common stock and to provide Pelican with copies of the reports. Based solely on our review of these reports and of certifications furnished to us, we believe that all of these reporting persons complied with their filing requirements for fiscal year 2000.

How Do We Compensate Executive Officers?

The
tables below show salaries and bonuses paid during the last two years, options granted in fiscal year 2000 and aggregate options exercised in fiscal year 2000 for Chairman of the Board and Chief Operating Officer.

                           SUMMARY COMPENSATION TABLE

                              Annual compensation
                        --------------------------------

                             Year       Salary        Bonus   Other  # of Shares

Nathan A. Roesing            1999      $112,452      $26,600    --        --
Chief Operating Officer      2000      $136,000      $16,271    --        --

C. John Knorr, Jr.           1999      $ 73,500         --      --        --
Chairman of the Board        2000      $ 78,500         --      --        --

                     OPTIONS GRANTS DURING FISCAL YEAR 1999

         There were no Option Grants made in fiscal year 2000.

ARRANGEMENTS WITH OFFICERS AND DIRECTORS

         Infinity Investments Group, Inc., a Florida corporation owned and controlled by Mr. Knorr, privately owned three park model units located at the Sunshine Key Resort. These rental units were managed through a subsidiary of Pelican, Ohio Key I Inc., and expenses were paid for the units through May 1998 and were labeled earned income. On June 4, 1998, Infinity Investments Group sold its interest in the three park model units to a third party and all balances owed by Pelican were settled.

                        PROPOSAL: ELECT THREE DIRECTORS

         The Board has nominated three Directors for election at the Annual Meeting, to serve until the 2002 Annual Meeting of shareholders or until their successors are elected and qualified.

         If any of the nominees should become unavailable, your shares will be voted for a Board-approved substitute, or the Board may reduce the number of Directors to be elected. If any Director resigns, dies, or is otherwise unable to serve out his term, or the Board increases the number of Directors, the Board may fill the vacancy until the next Annual Meeting.

                                    Nominees

C. John Knorr, Jr.                  Since May 1996, Mr. Knorr has served as the
Chairman of the Board, President    Chairman of Pelican and from August 1995 to
Age 55                              June 1996 and since June 1998, also as its
                                    President. Since [1991], Mr. Knorr has been the President and sole Shareholder of Infinity Investments Group, Inc., which, until May 1998, was the general partner and management company for Sunshine Key
                                    Associates, LP, a Florida limited
                                    partnership, of which Pelican owned a 99% interest.

Nathan A. Roesing                   Chief Operating Officer. Since March 1999,
Age 33                              Mr. Roesing has served as the Vice President
                                    of Operations for Pelican. From March 1996 to October 1998, he was Regional Director of Hotel Operations/General Manager and
                                    Corporate Regional Director of Sales with
                                    Lane Hotels, Inc.-Eastern Region, in Newport
                                    News, Virginia. From July 1995 to March
                                    1996, Mr. Roesing worked as the General
                                    Manager/Corporate Director of Sales for the Pittsburgh region of Days Inn and, prior to that, from January 1993 to July 1995, he served as Corporate Director of Hotel
                                    Operations/Corporate Director of Sales with
                                    Interstate Hotels, Inc., Pittsburgh Hilton &
                                    Towers, Hyatt Hotels Corp., and Vista
                                    International Hotels, all in Pittsburgh,
                                    Pennsylvania.

Gorham Rutter, Jr                   Mr. Rutter graduated from law school in May,
Age 49                              1976 and he has been a member of The Florida
                                    Bar since November, 1976. From 1996 until
                                    1999, Mr. Rutter was one of the outside
                                    legal counsel for Pelican. In October 1999,
                                    Mr. Rutter came on staff with the Company as in-house legal counsel. Mr. Rutter has experience in, among other things, the sale, acquisition and financing of real property, the formation and operations of business organizations, and commercial litigation.

--------------------------------------------------------------------------------
  The Board recommends that you vote "FOR" the election of all three nominees for director.
--------------------------------------------------------------------------------

         A COPY OF PELICAN'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITH FINANCIAL STATEMENTS AND THE SCHEDULES THERETO BUT WITHOUT ANY OTHER EXHIBITS, WILL BE MAILED TO THE SHAREHOLDERS OF PELICAN UPON RECEIPT OF A WRITTEN REQUEST.

         For further information on obtaining the 2000 Annual Report, see "How Can I Obtain an Annual Report on Form 10-KSB", above.

                                 OTHER MATTERS

         Management does not know of any matters to be presented for action at the meeting other than the election of Directors, as further described in the Notice of Annual Meeting of Shareholders. However, if any other matters come before the Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

                    INFORMATION ABOUT SHAREHOLDER PROPOSALS

         Any Shareholder who desires to present a proposal qualified for inclusion in our proxy materials relating to our 2002 Annual Meeting must forward the proposal to C. John Knorr, Jr. at the address set forth below in time to arrive at our offices no later than April 30, 2002. This April 30, 2002 deadline will change in accordance with the rules and regulations promulgated by the Securities and Exchange Commission if the date of the 2002 Annual meeting is 30 calendar days earlier or later than its anticipated date of July 21, 2002. The notice provided by the Shareholders must contain:

         o        a complete and accurate description of the proposal;

         o a statement that the Shareholder (or the Shareholder's legal representative) intends to attend the meeting and present the proposal and that the Shareholder holds and intends to hold of record securities entitled to vote at the meeting through the meeting date;

         o the shareholder's name and address and the number of shares of our voting securities that the Shareholder holds of record and beneficially as of the notice date; and

         o a complete and accurate description of any material interest of such Shareholder in such proposal.

         In addition, all Shareholder proposals are subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended (regardless of whether included in the proxy materials), and applicable Florida law.

         In the event Pelican receives notice of a Shareholder proposal to take action at the next annual meeting that is not submitted for inclusion in the proxy materials, or is submitted for inclusion but is properly excluded from such proxy materials, the persons named in the form of proxy sent by Pelican to its Shareholders will have the discretion to vote on such proposal in accordance with their best judgment if notice of the proposal is not received at our offices by May 11, 2002, assuming a mailing date of proxy materials of June 25, 2002 for the 2002 Annual Meeting.

         Our Articles of Incorporation and our Bylaws do not provide separate or additional procedures for Shareholders to nominate directors or to bring business before the shareholders. Shareholders must follow procedures provided herein and in the proxy rules promulgated under the Securities Exchange Act of 1931, as amended.

         If you wish to submit a Shareholder proposal for the 2001 Annual Meeting of Shareholders or if you would like a copy of our Bylaws (without charge), please write to C. John Knorr, Jr., of Pelican Properties, International Corp. at 2 Fenwick Road, Suite 100, Fort Monroe, Virginia 23651.


                                           By order of the Board of Directors,



                                           C. John Knorr, Jr.
                                           Chairman of the Board

                    PELICAN PROPERTIES, INTERNATIONAL CORP.
  Proxy for 2001 Annual Meeting of Shareholders to be held on January 17, 2002
                         -------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned shareholder of Pelican Properties, International Corp. (the "Company") hereby constitutes and appoints C. John Knorr, Jr. and Gorham Rutter, Jr. or either of them, as attorney and proxy, with the power to appoint a substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held Thursday, January 17, 2002, or at any and all adjournments or postponements thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and the Proxy Statement dated December 28, 2001.

Proposal: To consider and act upon a proposal to elect Messrs. Knorr, Roesing, and Rutter as directors to hold office for one-year terms or until their successors are elected and qualified.


     FOR ELECTION OF ALL NOMINEES                  WITHHOLD AUTHORITY
    (except as shown below)  [ ]                   TO VOTE FOR ALL NOMINEES [ ]

Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below:

C. John Knorr, Jr.              Nathan A. Roesing             Gorham Rutter, Jr.

Proposal: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                AUTHORIZED TO VOTE [ ]              ABSTAIN [ ]

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED HEREIN AND THE PROXY HOLDERS WILL VOTE ON ANY OTHER MATTER IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

         Please mark, date and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as corporate officer, partner, attorney, executor, administrator, trustee or guardian, please specify your full title as such.

                                             Dated:
                                                   -----------------------------


                                             -----------------------------------
                                                         Signature


                                             -----------------------------------
                                                  Signature if held jointly